Exhibit 99.1

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)

Financial Statements
For the Years Ended March 31, 2010 and 2009 And
the Period from February 22, 2008 (Inception) to March 31, 2010

(With Report of Independent Registered Public Accounting Firm Thereon)

Outstanding matters:

ZYCPA COMPANY LIMITED

Certified Public Accountants

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Union Hub Technology Sdn. Bhd.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)

We have audited the accompanying balance sheets of Union Hub Technology Sdn. Bhd. (the “Company”) (formerly SND Products Sdn. Bhd.), a development stage company, as of March 31, 2010 and 2009 and the related statements of operations and comprehensive loss, cash flows and stockholders’ deficit for the years ended March 31, 2010 and 2009 and for the period from February 22, 2008 (Inception) to March 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2010 and 2009, and the results of operations and cash flows for the years ended March 31, 2010 and 2009 and for the period from February 22, 2008 (Inception) to March 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred substantial losses, all of which raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ZYCPA Company Limited

ZYCPA Company Limited
Certified Public Accountants

Hong Kong, China
December 6, 2010

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
BALANCE SHEET
AS OF MARCH 31, 2010 and 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of March 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$49	$84,602

Total current assets	49	84,602

TOTAL ASSETS	$49	$84,602

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accrued liabilities and other payables	$1,289	$85,244

Total current liabilities	1,289	85,244

Commitments and contingencies

Stockholders’ deficit:
Common stock, $0.32 par value; 5,000,000 shares authorized; 2 shares issued and outstanding, respectively	1	1
Accumulated other comprehensive (loss) income	(65)	39
Accumulated deficit during the development stage	(1,176)	(682)

Total stockholders’ deficit	(1,240)	(642)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$49	$84,602

See accompanying notes to financial statements.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Years ended March 31,		Period from February 22, 2008 (Inception) to March 31
	2010	2009	2010

Revenues, net	$-	$-	$-

Cost of revenue	-	-	-

Gross profit	-	-	-

Operating expenses:
Selling, general and administrative	(494)	(682)	(1,176)

Total operating expenses	(494)	(682)	(1,176)

Loss before income taxes	(494)	(682)	(1,176)

Income tax expense	-	-	-

NET LOSS	$(494)	$(682)	$(1,176)

Other comprehensive (loss) income:
- Foreign currency translation (loss) income	(104)	39	(65)

COMPREHENSIVE LOSS	$(598)	$(643)	$(1,241)

See accompanying notes to financial statements.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”))

	Years ended March 31,		Period from February 22, 2008 (Inception) to March 31,
	2010	2009	2010
Cash flows from operating activities:
Net loss	$(494)	$(682)	$(1,176)
Changes in operating assets and liabilities:
Accrued liabilities and other payables	(88,418)	90,530	1,289

Net cash (used in) provided by operating activities	(88,912)	89,848	113

Cash flows from financing activities
Proceeds from issuance of common stock	-	-	1

Net cash provided by financing activities	-	-	1

Effect of exchange rate changes in cash and cash equivalents	4,359	(5,247)	(66)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(84,553)	84,601	48

BEGINNING OF PERIOD	84,602	1	1

END OF PERIOD	$49	$84,602	$49

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	$-	$-	$-

See accompanying notes to financial statements.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ DEFICIT
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock		Accumulated other comprehensive income	Accumulated deficit during the development	Total stockholders’
	No. of shares	Amount	(loss)	stage	deficit

Balance as of February 22, 2008 (Inception)	2	$1	$-	$-	$1

Net loss for the period	-	-	-	(682)	(682)

Foreign currency translation adjustment	-	-	39	-	39

Balance as of March 31, 2009	2	1	39	(682)	(642)

Net loss for the year	-	-	-	(494)	(494)

Foreign currency translation adjustment	-	-	(104)	-	(104)

Balance as of March 31, 2010	2	$1	$(65)	$(1,176)	$(1,240)

See accompanying notes to financial statements

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.	ORGANIZATION AND BUSINESS BACKGROUND

Union Hub Technology Sdn. Bhd. (the “Company”) was registered as a limited liability company under Companies Act 1965 in Malaysia on February 22, 2008 as River Victory Sdn. Bhd. On April 17, 2008, the Company changed its name to SDN Products Sdn. Bhd. On September 28, 2010, the Company further changed its current name to Union Hub Technology Sdn. Bhd.

Pursuant to its Corporate Charter, the authorized capital of the Company is Malaysian Rigget (“MYR”) 100,000 (approximately US$31,049) representing the aggregate number of 100,000 shares with a par value of $0.32 (equivalent to MYR1). At the inception, the Company issued 2 shares to the former shareholders. On April 21, 2008, the former shareholders of the Company transferred their shares to Ms. Tham Sun Chui (“Ms. Tham”) and Ms. Chai Sook Tieng (“Ms. Chai”), respectively.

On September 17, 2010, Ms. Tham and Ms. Chai transferred their shares to Mr. Pua Wooi Khang (“Pua”) and Mr. Chai Kok Wai (“Chai”), respectively. On September 30, 2010, the Company increased its authorized capital from 100,000 shares to 5,000,000 shares. The Company further issued 499,999 and 499,999 shares at par value to Pua and Chai, respectively.

From its inception to March 31, 2010, the Company has no significant operation and considers as a development stage company as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915, “Development Stage Entities”. Starting from August 2010, the Company commenced its business in the provision of IT consulting and programming services in Malaysia. Its principal place of business is located at 6-6-5, 6th Floor, Block 6, Jalan Shelley, Queens Avenue, 55100, Kuala Lumpur, Malaysia.

2.	GOING CONCERN UNCERTAINTIES

The Company’s financial statements are presented on a going concern basis, which contemplates the continuity of operations and realization of assets and satisfaction of liabilities and commitments in the normal course of business.

From its inception, the Company has experienced a negative working capital of $1,240 with stockholders’ deficit of $1,240. The continuation of the Company as a going concern through March 31, 2011 is dependent upon the continued financial support from its stockholders. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

●	Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the period or years reported. Actual results may differ from these estimates.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Advertising expense

Advertising costs are expensed as incurred under ASC Topic 720-35, “Advertising Costs”. The Company incurred no such cost during the years ended March 31, 2010 and 2009.

●	Comprehensive income

ASC Topic 220, “Comprehensive Income” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The provision for income taxes is determined in accordance with the provisions of ASC Topic 740, “ Income Taxes ” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the years ended March 31 2010 and 2009, the Company did not have any interest and penalties associated with tax positions. As of March 31, 2010 and 2009, the Company did not have any significant unrecognized uncertain tax positions.

The Company conducts major businesses in Malaysia and is subject to tax in its own jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet date. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Malaysian Ringgit ("MYR"), which is functional currency as being the primary currency of the economic environment in which its operation is conducted. In accordance with ASC Topic 830-30, “Translation of Financial Statement”, assets and liabilities of the Company whose functional currency is not US$ are translated into US$, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

Translation of amounts from the local currency of the Company into US$ has been made at the following exchange rates for the respective years:
	2010	2009
Year-end MYR1 : US$1 exchange rate	3.2704	3.4381
Annual average MYR1 : US$1 exchange rate	3.4725	3.6513

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the statements of operation and comprehensive income as and when the related employee service is provided.

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Fair value measurement

ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10") establishes a new framework for measuring fair value and expands related disclosures. Broadly, ASC 820-10 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. ASC 820-10 establishes a three-level valuation hierarchy based upon observable and non-observable inputs. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For financial assets and liabilities, fair value is the price the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Fair value of financial instruments

Cash and cash equivalents and accrued liabilities and other payables are carried at cost which approximates fair value. Any changes in fair value of assets or liabilities carried at fair value are recognized in other comprehensive income for each fiscal year.

●	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In October 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13, “Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (a consensus of the FASB Emerging Issues Task Force)” which amends ASC 605-25, “Revenue Recognition: Multiple-Element Arrangements.” ASU No. 2009-13 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how to allocate consideration to each unit of accounting in the arrangement. This ASU replaces all references to fair value as the measurement criteria with the term selling price and establishes a hierarchy for determining the selling price of a deliverable. ASU No. 2009-13 also eliminates the use of the residual value method for determining the allocation of arrangement consideration. Additionally, ASU No. 2009-13 requires expanded disclosures. This ASU will become effective for us for revenue arrangements entered into or materially modified on or after April 1, 2011. Earlier application is permitted with required transition disclosures based on the period of adoption. The Company is currently evaluating the application date and the impact of this standard on its financial statements.

In January 2010, the FASB issued ASU No. 2010-06, “ Fair Value Measurements and Disclosures ”, which provides amendments to ASC 820, “ Fair Value Measurements and Disclosures ” that require new disclosures regarding (1) transfers in and out of Levels 1 and 2 fair value measurements and (2) activity in Level 3 fair value measurements. Additionally, ASU No. 2010-06 clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The guidance in ASU No. 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this ASU did not have a material effect on the Company’s financial statements.

In April 2010, the FASB issued ASU No. 2010-18, “ Receivables (Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That Is Accounted for as a Single Asset-a consensus of the FASB Emerging Task Force ”. The amendments in this Update are effective for modifications of loans accounted for within pools under ASC Topic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010. The amendments are to be applied prospectively. Early application is permitted. The Company does not expect the provisions of ASU No. 2010-18 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB issued ASU No. 2010-13, Compensation – Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. ASU No. 2010-13 provides guidance on the classification of a share-based payment award as either equity or a liability. A share-based payment that contains a condition that is not a market, performance, or service condition is required to be classified as a liability. ASU 2010-13 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010 and is not expected to have a significant impact on the Company’s financial statements.

In July 2010, the FASB issued new accounting guidance that will require additional disclosures about the credit quality of loans, lease receivables and other long-term receivables and the related allowance for credit losses. Certain additional disclosures in this new accounting guidance will be effective for the Company on December 31, 2010 with certain other additional disclosures that will be effective on March 31, 2011. The Company does not expect the adoption of this new accounting guidance to have a material impact on its financial statements.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

4.	ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables are comprised of the following:

	As of March 31,
	2010	2009

Accrued expenses	$486	$137
Advances from third parties	803	85,107
	$1,289	$85,244

Advances from third parties represented temporary advances with no fixed terms of repayment, unsecured and interest-free.

5.	STOCKHOLDERS’ DEFICIT

At the date of inception on February 22, 2008, the Company’s authorized capital consisted of 100,000 shares at par value of $0.32 (equivalent to MYR1), with 2 shares issued and outstanding.

As of March 31, 2010, the number of authorized and outstanding shares of the Company’s common stock was 100,000 shares and 2 shares, respectively.

6.	INCOME TAXES

The Company is subject to the Malaysia Corporate Tax Laws at the statutory rate of 20% on the assessable income for the years presented.

For the years ended March 31, 2010 and 2009, the Company incurred an operating loss of $494 and $682, respectively. A reconciliation of loss before income taxes to the effective tax rate as follows:

	Years ended March 31,
	2010	2009

Loss before income taxes	$(494)	$(682)
Statutory income tax rate	20%	20%

Income tax benefit at statutory tax rate	(99)	(136)
Effect of net operating loss	99	136

Income tax expense	$-	$-

As of March 31, 2010, the Company incurred $1,176 of cumulative operating loss carryforward not available to offset its future taxable income for income tax purposes. No provision for deferred tax assets or liabilities has been made, since the Company had no material temporary differences between the tax bases of assets and liabilities and their carrying amounts.

UNION HUB TECHNOLOGY SDN. BHD.
(Formerly SND Products Sdn. Bhd.)
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009 AND
FOR THE PERIOD FROM FEBRUARY 22, 2008 (INCEPTION) TO MARCH 31, 2010
(Currency expressed in United States Dollars (“US$”), except for number of shares)

7.	PENSION PLAN

The Company is required to make contribution to the Employees Provident Fund (“EPF”) under a defined contribution pension scheme for all of its eligible employees aged 18 to 55 with a term of service in the employment in Malaysia. The Company is required to contribute a specified percentage of the participants’ relevant income based on their ages and wages level. The participants are entitled to 100% of the Company’s contributions together with accrued returns irrespective of their length of service with the Company. For the years ended March 31, 2010 and 2009, no contribution was made because the Company had no eligible employees for EPF.

8.	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)         Major customers and vendors

For the years ended March 31, 2010 and 2009, there are no customers and vendors who account for 10% or more of the Company’s revenues and purchases, respectively.

(b)         Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in MYR and a significant portion of the assets and liabilities are denominated in MYR. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and MYR. If MYR depreciates against US$, the value of MYR revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

(c)         Economic and political risks

Substantially all of the Company’s services are conducted in Malaysia and Asian region. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Malaysia. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations in Malaysia.

9.	SUBSEQUENT EVENTS

On September 30, 2010, the Company has increased its authorized capital from 100,000 shares to 5,000,000 shares. The Company further issued 999,998 shares at par value to the existing shareholders.

On October 29, 2010, the Company leased office premises under a non-cancelable operating lease agreement with fixed monthly rentals of $609 (equivalent to MYR 2,500) for a term of 2 years, due November 30, 2012. The Company has future minimum rental payments due under a non-cancelable operating lease in the next three years, as follows:

Year ending March 31:
2011	$3,045
2012	7,308
2013	4,263

Total	$14,616

On December 6, 2010, the Company entered into a Share Exchange Agreement (the "Agreement") with Home Touch Holding Company, a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol of “HMTO” among the stockholder of the Company and HMTO. Pursuant to the Agreement, the stockholders of the Company transferred 100% of its capital stock in the Company to HMTO in exchange for 16,500,000 shares of HMTO’s common stock. The Share Exchange was made pursuant to the terms of a Share Exchange Agreement, or the Exchange Agreement, by and among, and the Company, the Company’s stockholders and HMTO. As result of the Share Exchange, the Company became a wholly owned subsidiary of HMTO. This share exchange transaction is determined as reverse acquisition and it should be accounted for such transaction as a recapitalization of HMTO.